Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities and Exchange Commission

Date of Report (Date of earliest event reported): January 31, 2006

Diamond I, Inc.
(Exact name of registrant as specified in its charter)

Delaware	33-19961	01-0623010
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

16453 South Fulwar Skipwith Road, Baton Rouge, Louisiana 70810
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (225) 923-1034

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Form 8-K
Diamond I, Inc.

Item 7.01.	Regulation FD Disclosure.
On January 26, 2006, the Nevada Gaming Commission completed a review of proposed rules for hand-held, wireless gambling devices, such as Diamond I’s WifiCasino GS(TM) wireless gaming system.

Following the review session, the Gaming Commission's Chairman, Mr. Peter Bernhard, indicated that the regulations implementing Nevada law AB471 will be discussed February 23rd at the Commission's meeting in Carson City and could be approved at the Commission's March 23rd meeting in Las Vegas.

This timeline, though tentative, has served to permit Diamond I to better coordinate its preparations for its application to the Nevada Gaming Commission for approval of its WifiCasino GS(TM) wireless gaming system.

On January 31, 2006, we issued the press release reproduced below:
Diamond I Very Encouraged by Progress Towards Final AB471 Regulations
Recent Gaming Commission Meeting Yields Tentative Timeline

LAS VEGAS, NV--(MARKET WIRE)-Jan 31, 2006 -- Diamond I, Inc. (OTCBB: DMOI), a developer of wireless gaming products, today expressed its encouragement following last week's Nevada Gaming Commission review of proposed rules for hand-held, wireless gambling devices, such as Diamond I's WifiCasino GS(TM) wireless gaming system.

Following the review, the Gaming Commission's Chairman, Mr. Peter Bernhard, indicated that the regulations implementing Nevada law AB471 will be discussed February 23rd at the Commission's meeting in Carson City and could be approved at the Commission's March 23rd meeting in Las Vegas.

"We are extremely excited that we now have a target date to work towards," said David Loflin, Diamond I's CEO, "and we fully expect to be ready to file an application for approval of our WifiCasino GS system when the time is right."

About Diamond I, Inc.

Diamond I, Inc. is a development-stage company that develops wireless gaming products, including a hand-held Wi-Fi-based gaming system for on-premises use by casinos/resorts, known as "WifiCasino GS Concierge and Gaming System"(TM). The term "Wi-Fi" (wireless fidelity) refers to an industry standard for wireless equipment that meets published 802.11(x) standards. Wi-Fi equipment operates in unlicensed spectra, such as 2.4 and 5.8 Ghz.

With the passage of Nevada Law AB471, which authorizes the use of mobile communication devices for gaming in public areas in Nevada casinos, Diamond I seeks to secure a Las Vegas hotel/casino to serve as the demonstration site for its WifiCasino GS, in conjunction with its application for a gaming license in Nevada. To that end, in a letter of intent, The Palms Resort and Casino has agreed to continue to develop a working relationship relating to Diamond I's WifiCasino GS and, assuming Diamond I continues to meet certain standards, The Palms stated that it intends to pursue an opportunity with Diamond I. Diamond I continues to seek venues in which to establish its WifiCasino GS system, including other U.S. casinos and horse and dog racing facilities. Diamond I has had preliminary discussions with certain owners of cruise ships, certain owners of horse racing facilities in the United States and dog and horse racing facilities outside the United States.

Forward-Looking Statements

Certain statements in these interviews and news releases may constitute "forward-looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements involve risk, uncertainties, and other factors, which may cause the actual results, performance, or achievement expressed or implied by such forward-looking statements to differ materially from the forward-looking statements. Certain statements contained in the interviews are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve numerous risks and uncertainties, including, but not limited to, risks and uncertainties pertaining to development of Diamond I's products and services and markets for such products and services, the timing and level of customer orders, competitive products and service, changes in economic conditions and other risks and uncertainties. Although Diamond I believes the statements are reasonable, it can give no assurance that such expectations will prove correct. Diamond I cautions that any forward-looking statements contained herein are not a guarantee of future performance and that actual results may differ materially.

Contact: Diamond I, Inc., Baton Rouge, David Loflin, 225-288-4907
* * * END OF PRESS RELEASE * * *

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

Dated: February 2, 2006.	DIAMOND I, INC.

By:	/s/ DAVID LOFLIN
David Loflin President